UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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INTELLIA THERAPEUTICS, INC.

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Intellia THERAPEUTICS INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 02139 V47737-P10656 Your Vote Counts! INTELLIA THERAPEUTICS, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in INTELLIA THERAPEUTICS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Notice, Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # R Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* June 12, 2024 9:00 AM, EDT www.virtualshareholdermeeting.com/NTLA2024 V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. Election of the following individuals nominated to serve as Class II directors, for a three-year term ending at the annual meeting of stockholders to be held in 2027. Nominees: For 01) Fred Cohen, M.D., D.Phil. 02) Frank Verwiel, M.D. 2. Ratification of the appointment of Deloitte & Touche LLP as Intellia's independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Approve, on a non-binding advisory basis, the compensation of the named executive officers. For 4. Approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V47738-P10656